ADMINISTRATION AGREEMENT


         THIS ADMINISTRATION AGREEMENT dated this 9th day of October, 1998 between the Pioneer Funds, listed on Exhibit 1 hereto (the "Funds"), and Pioneering Management Corporation, a Delaware corporation (the "Manager").

                               W I T N E S S E T H

         WHEREAS, the Funds are registered as open-end, diversified, management investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (the "Registration Statement") for the purpose of registering its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act");

         WHEREAS, the parties hereto are parties to Management Contracts (the "Management Contracts");

         WHEREAS, the Management Contracts provide that the Manager will bear all of the Funds' expenses other than those provided in Section 2(c) and 2(d) of the Management Contracts;

         WHEREAS, Section 2(c)(i) provides that the Funds shall pay charges and expenses for Fund accounting, pricing and appraisal services and, for those Funds noted with an asterisk on Exhibit 2 hereto, related overhead, including, to the extent that such services were performed by personnel of the Manager or its affiliates, office space and facilities, and personnel compensation, training and benefits;

         WHEREAS, Section 2(c)(vi) and (vii) provide that the Funds shall pay
(i) fees and expenses involved in registering and maintaining registrations of the Funds and/or their shares with the Commission, state or blue sky securities agencies and foreign countries, including the preparation of prospectuses and statements of additional information for filing with the Commission and (ii) all expenses of shareholders and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; and

         WHEREAS, certain of these activities, as set forth on Exhibit 3 hereto, can be performed by members of the Manager's legal, accounting and administrative staff working at the direction and under the supervision of the Board of Trustees and Fund counsel.

         NOW THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Funds and the Manager do hereby agree as follows:

         1. The Funds authorize the Manager to perform fund accounting services on behalf of the Funds, subject to the supervision and direction of the Board of Trustees. Such services, determined as of the date of this Agreement, are set forth on Exhibit 2 hereto. These services (the "Bookkeeping Services") may be revised from time to time on mutual agreement of the parties.

         2. The Funds authorize the Manager to assist with the performance of the legal services listed on Exhibit 3 hereto (the "Legal Services"). The Legal Services shall at all times be subject to the supervision and direction of the Board of Trustees and Fund counsel.

         3. The Trustees recognize that the Bookkeeping Services and the Legal Services can be performed efficiently by the Manager. The Funds are entering into this Agreement to achieve the operating and expense benefits of such efficiency. In authorizing such activities on behalf of the Funds, the Funds expressly do not delegate to the Manager or its personnel the authority to render legal advice to, or legal judgments on behalf of, the Funds. Between meetings of the Trustees, Fund counsel is authorized to determine the services that may appropriately be provided by the Manager pursuant to this Agreement.

         4. In consideration of its services under this Agreement, the Manager shall be entitled to be reimbursed for the allocable portion of the direct costs of the Bookkeeping Services and the Legal Expenses (collectively, the "Services"). Such allocation shall be based upon the proportion of personnel time devoted to the Services authorized to be performed on behalf of the Funds to the total time worked by such personnel, in each case as estimated in good faith by the Manager and reviewed and approved annually by the Board of Trustees. Direct costs shall include any out-of-pocket expenses of the Manager incurred in connection with the Services, the salaries and benefits of personnel of the Manager who are engaged in the Services pursuant to this Agreement and, with respect to the Services, a reasonable allocation of overhead (to the extent permitted under the Management Contracts) associated with the performance of the Bookkeeping Services. The Manager shall estimate such direct costs and overhead (as appropriate) in good faith and the Funds shall be entitled to such supporting information as the Trustees shall reasonably request from time to time. Allocations of reimbursements paid hereunder among the Funds shall be subject to annual approval of the Board of Trustees.

         5. The Manager will not be liable for any error of judgment or mistake of law in the performance of its services under the Agreement, but nothing contained herein will be construed to protect the Manager against any liability to the Funds or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         6. Either party hereto may, without penalty, terminate this Agreement by the giving of 60 days' written notice to the other party.

         7. The Manager is an independent contractor and not an employee of the Funds for any purpose. If any occasion should arise in which the Manager gives any advice to its clients concerning the shares of the Funds, the Manager will act solely as investment counsel for such clients and not in any way on behalf of the Funds or any series thereof.

         8. This Agreement states the entire agreement of the parties hereto with respect to the subject matter of this Agreement and its intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

         9. This Agreement and all performance hereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         10. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

         11. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by this duly authorized officers and their seal to be hereto affixed as of the day and year first above written.

Attest:                             The Pioneer Funds Listed on Exhibit 1 hereto



                                    By: /s/ John F. Cogan, Jr.
/s/ Joseph P. Barri                       John F. Cogan, Jr.
Joseph P. Barri                           President
Secretary

                                    PIONEERING MANAGEMENT CORPORATION
Attest:



/s/ Joseph P. Barri                 By: /s/ David D. Tripple
Joseph P. Barri                           David D. Tripple
Secretary                                 President

                                                                       Exhibit 1

Pioneer Aggressive Growth Fund
Pioneer America Income Trust
Pioneer Balanced Fund
Pioneer Bond Fund
Pioneer Core Equity Fund
Pioneer Emerging Growth Fund
Pioneer Emerging Markets Fund
Pioneer Equity Income Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer Fund
Pioneer Global Consumers Fund
Pioneer Global Energy & Utilities Fund
Pioneer Global Financials Fund
Pioneer Global Health Care Fund
Pioneer Global High Yield Fund
Pioneer Global Industrials Fund
Pioneer Global Telecoms Fund
Pioneer Global Value Fund
Pioneer Growth Shares
Pioneer High Yield Fund
Pioneer Independence Fund
Pioneer Indo-Asia Fund
Pioneer Interest Shares
Pioneer International Equity Fund
Pioneer International Value Fund
Pioneer Large Cap Growth Fund
Pioneer Large Cap Value Fund
Pioneer Limited Maturity Bond Fund
Pioneer Market Neutral Fund
Pioneer Protected Principal Trust
         Pioneer Protected Principal Plus Fund
         Pioneer Protected Principal Plus Fund II
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Money Market Trust
Pioneer Real Estate Shares
Pioneer Science & Technology Fund
Pioneer Small Cap Growth Fund
Pioneer Small Cap Value Fund
Pioneer Small Company Fund
Pioneer Strategic Income Fund
Pioneer Tax Free Income Fund
Pioneer Value Fund
Pioneer Variable Contracts Trust:
         Pioneer America Income VCT Portfolio
         Pioneer Balanced VCT Portfolio
         Pioneer Emerging Markets VCT Portfolio
         Pioneer Equity Income VCT Portfolio
         Pioneer Europe VCT Portfolio
         Pioneer Fund VCT Portfolio
         Pioneer Global Consumers VCT Portfolio
         Pioneer Global Energy & Utilities VCT Portfolio
         Pioneer Global Financials VCT Portfolio
         Pioneer Global Health Care VCT Portfolio
         Pioneer Global Industrials VCT Portfolio
         Pioneer Global Telecoms VCT Portfolio
         Pioneer Global Value VCT Portfolio
         Pioneer Growth Shares VCT Portfolio
         Pioneer High Yield VCT Portfolio
         Pioneer International Value VCT Portfolio
         Pioneer Mid Cap Value VCT Portfolio
         Pioneer Money Market VCT Portfolio
         Pioneer Real Estate Shares VCT Portfolio
         Pioneer Science & Technology VCT Portfolio
         Pioneer Small Cap Value VCT Portfolio
         Pioneer Small Company VCT Portfolio
         Pioneer Strategic Income VCT Portfolio
         Pioneer Value VCT Portfolio


Updated as of January, 2003


/s/ Vincent Nave
Vincent Nave
Treasurer

                                                                       Exhibit 1

Pioneer Aggressive Growth Fund
Pioneer America Income Trust
Pioneer Balanced Fund
Pioneer Bond Fund
Pioneer Core Equity Fund
Pioneer Emerging Growth Fund
Pioneer Emerging Markets Fund
Pioneer Equity Income Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer Fund
Pioneer Global High Yield Fund
Pioneer Global Value Fund
Pioneer Growth Shares
Pioneer High Yield Fund
Pioneer Independence Fund
Pioneer Interest Shares
Pioneer International Equity Fund
Pioneer International Value Fund
Pioneer Large Cap Growth Fund
Pioneer Large Cap Value Fund
Pioneer Market Neutral Fund
Pioneer Protected Principal Trust
         Pioneer Protected Principal Plus Fund
         Pioneer Protected Principal Plus Fund II
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Money Market Trust
Pioneer Real Estate Shares
Pioneer Series Trust I
         Pioneer Oak Ridge Small Cap Growth Fund
         Pioneer Oak Ridge Large Cap Growth Fund
Pioneer Series Trust II
         Pioneer Papp Stock Fund
         Pioneer Papp Small and Mid Cap Growth Fund
         Pioneer Papp America Abroad Fund
         Pioneer Papp America-Pacific Rim Fund
Pioneer Small Cap Growth Fund
Pioneer Small Cap Value Fund
Pioneer Small Company Fund
Pioneer Strategic Income Fund
Pioneer Tax Free Income Fund
Pioneer Value Fund
Pioneer Variable Contracts Trust:
         Pioneer America Income VCT Portfolio
         Pioneer Balanced VCT Portfolio
         Pioneer Emerging Markets VCT Portfolio
         Pioneer Equity Income VCT Portfolio
         Pioneer Europe VCT Portfolio
         Pioneer Fund VCT Portfolio
         Pioneer Growth Shares VCT Portfolio
         Pioneer High Yield VCT Portfolio
         Pioneer International Value VCT Portfolio
         Pioneer Mid Cap Value VCT Portfolio
         Pioneer Money Market VCT Portfolio
         Pioneer Real Estate Shares VCT Portfolio
         Pioneer Small Cap Value VCT Portfolio
         Pioneer Small Company VCT Portfolio
         Pioneer Strategic Income VCT Portfolio
         Pioneer Value VCT Portfolio


Updated as of October 6, 2003


/s/ Vincent Nave
Vincent Nave
Treasurer

                                                                       Exhibit 1

Pioneer Aggressive Growth Fund
Pioneer America Income Trust
Pioneer Balanced Fund
Pioneer Bond Fund
Pioneer Emerging Growth Fund
Pioneer Emerging Markets Fund
Pioneer Equity Income Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer Fund
Pioneer Global High Yield Fund
Pioneer Global Value Fund
Pioneer Growth Shares
Pioneer High Yield Fund
Pioneer Independence Fund
Pioneer Interest Shares
Pioneer International Equity Fund
Pioneer International Value Fund
Pioneer Large Cap Growth Fund
Pioneer Large Cap Value Fund
Pioneer Market Neutral Fund
Pioneer Protected Principal Trust
         Pioneer Protected Principal Plus Fund
         Pioneer Protected Principal Plus Fund II
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Money Market Trust
Pioneer Real Estate Shares
Pioneer Research Fund
Pioneer Select Equity Fund
Pioneer Series Trust I
         Pioneer Oak Ridge Small Cap Growth Fund
         Pioneer Oak Ridge Large Cap Growth Fund
Pioneer Series Trust II
         Pioneer Papp Stock Fund
         Pioneer Papp Small and Mid Cap Growth Fund
         Pioneer Papp America Abroad Fund
         Pioneer Papp America-Pacific Rim Fund
Pioneer Small Cap Growth Fund
Pioneer Small Cap Value Fund
Pioneer Small Company Fund
Pioneer Strategic Income Fund
Pioneer Tax Free Income Fund
Pioneer Value Fund
Pioneer Variable Contracts Trust:
         Pioneer America Income VCT Portfolio
         Pioneer Balanced VCT Portfolio
         Pioneer Emerging Markets VCT Portfolio
         Pioneer Equity Income VCT Portfolio
         Pioneer Europe VCT Portfolio
         Pioneer Fund VCT Portfolio
         Pioneer Growth Shares VCT Portfolio
         Pioneer High Yield VCT Portfolio
         Pioneer International Value VCT Portfolio
         Pioneer Mid Cap Value VCT Portfolio
         Pioneer Money Market VCT Portfolio
         Pioneer Oak Ridge Large Cap Growth VCT Portfolio
         Pioneer Papp America Abroad VCT Portfolio
         Pioneer Papp Small and Mid Cap Growth VCT Portfolio
         Pioneer Papp Stock VCT Portfolio
         Pioneer Real Estate Shares VCT Portfolio
         Pioneer Small Cap Value VCT Portfolio
         Pioneer Small Company VCT Portfolio
         Pioneer Strategic Income VCT Portfolio
         Pioneer Value VCT Portfolio


Updated as of December 11, 2003


/s/ Vincent Nave
Vincent Nave
Treasurer of Each Fund Listed Above

                                                                       Exhibit 1

Pioneer America Income Trust
Pioneer Balanced Fund
Pioneer Bond Fund
Pioneer Emerging Growth Fund
Pioneer Emerging Markets Fund
Pioneer Equity Income Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer Fund
Pioneer Global High Yield Fund
Pioneer Global Value Fund
Pioneer Growth Shares
Pioneer High Yield Fund
Pioneer Ibbotson Asset Allocation Series
        Pioneer Ibbotson Aggressive Allocation Fund
        Pioneer Ibboton Growth Allocation Fund
        Pioneer Ibboton Moderate Allocation Fund
Pioneer Independence Fund
Pioneer Interest Shares
Pioneer International Equity Fund
Pioneer International Value Fund
Pioneer Large Cap Growth Fund
Pioneer Protected Principal Trust
         Pioneer Protected Principal Plus Fund
         Pioneer Protected Principal Plus Fund II
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Money Market Trust
Pioneer Real Estate Shares
Pioneer Research Fund
Pioneer Select Equity Fund
Pioneer Select Value Fund
Pioneer Series Trust I
         Pioneer Oak Ridge Small Cap Growth Fund
         Pioneer Oak Ridge Large Cap Growth Fund
Pioneer Series Trust II
         Pioneer Papp Stock Fund
         Pioneer Papp Small and Mid Cap Growth Fund
         Pioneer Papp Strategic Growth Fund
         Pioneer Papp America-Pacific Rim Fund
Pioneer Short Term Income Fund
Pioneer Small Cap Value Fund
Pioneer Small Company Fund
Pioneer Strategic Income Fund
Pioneer Tax Free Income Fund
Pioneer Value Fund
Pioneer Variable Contracts Trust:
         Pioneer America Income VCT Portfolio
         Pioneer Balanced VCT Portfolio
         Pioneer Emerging Markets VCT Portfolio
         Pioneer Equity Income VCT Portfolio
         Pioneer Europe VCT Portfolio
         Pioneer Fund VCT Portfolio
         Pioneer Growth Shares VCT Portfolio
         Pioneer High Yield VCT Portfolio
         Pioneer International Value VCT Portfolio
         Pioneer Mid Cap Value VCT Portfolio
         Pioneer Money Market VCT Portfolio
         Pioneer Oak Ridge Large Cap Growth VCT Portfolio
         Pioneer Papp America Abroad VCT Portfolio
         Pioneer Papp Small and Mid Cap Growth VCT Portfolio
         Pioneer Papp Stock VCT Portfolio
         Pioneer Real Estate Shares VCT Portfolio
         Pioneer Small Cap Value VCT Portfolio
         Pioneer Small Company VCT Portfolio
         Pioneer Strategic Income VCT Portfolio
         Pioneer Value VCT Portfolio


Updated as of August 6, 2004


/s/ Vincent Nave
Vincent Nave
Treasurer of Each Fund Listed Above

 Exhibit 1

Pioneer America Income Trust
Pioneer Balanced Fund
Pioneer Bond Fund
Pioneer Emerging Growth Fund
Pioneer Emerging Markets Fund
Pioneer Equity Income Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer Fund
Pioneer Global High Yield Fund
Pioneer Global Value Fund
Pioneer Growth Shares
Pioneer High Yield Fund
Pioneer Ibbotson Asset Allocation Series
        Pioneer Ibbotson Aggressive Allocation Fund
        Pioneer Ibboton Growth Allocation Fund
        Pioneer Ibboton Moderate Allocation Fund
Pioneer Independence Fund
Pioneer Interest Shares
Pioneer International Equity Fund
Pioneer International Value Fund
Pioneer Large Cap Growth Fund
Pioneer Protected Principal Trust
         Pioneer Protected Principal Plus Fund
         Pioneer Protected Principal Plus Fund II
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Money Market Trust
Pioneer Real Estate Shares
Pioneer Research Fund
Pioneer Select Equity Fund
Pioneer Select Value Fund
Pioneer Series Trust I
         Pioneer Oak Ridge Small Cap Growth Fund
         Pioneer Oak Ridge Large Cap Growth Fund
Pioneer Series Trust II, a series trust consisting of:
           Pioneer California Tax Free Income Fund
           Pioneer Growth Opportunities Fund
           Pioneer Municipal Bond Fund
           Pioneer Papp Strategic Growth Fund
           Pioneer Papp Small and Mid Cap Growth Fund
           Pioneer Papp Stock Fund
           Pioneer Papp America-Pacific Rim Fund
           Pioneer Tax Free Money Market Fund
Pioneer Short Term Income Fund
Pioneer Small Cap Value Fund
Pioneer Small Company Fund
Pioneer Strategic Income Fund
Pioneer Tax Free Income Fund
Pioneer Value Fund
Pioneer Variable Contracts Trust:
         Pioneer America Income VCT Portfolio
         Pioneer Balanced VCT Portfolio
         Pioneer Emerging Markets VCT Portfolio
         Pioneer Equity Income VCT Portfolio
         Pioneer Europe VCT Portfolio
         Pioneer Fund VCT Portfolio
         Pioneer Growth Shares VCT Portfolio
         Pioneer High Yield VCT Portfolio
         Pioneer International Value VCT Portfolio
         Pioneer Mid Cap Value VCT Portfolio
         Pioneer Money Market VCT Portfolio
         Pioneer Oak Ridge Large Cap Growth VCT Portfolio
         Pioneer Papp America Abroad VCT Portfolio
         Pioneer Papp Small and Mid Cap Growth VCT Portfolio
         Pioneer Papp Stock VCT Portfolio
         Pioneer Real Estate Shares VCT Portfolio
         Pioneer Small Cap Value VCT Portfolio
         Pioneer Small Company VCT Portfolio
         Pioneer Strategic Income VCT Portfolio
         Pioneer Value VCT Portfolio


Updated as of August 17, 2004


/s/ Vincent Nave
Vincent Nave
Treasurer of Each Fund Listed Above

Pioneer Municipal High Income Trust (the "Trust") is hereby added as a Fund under the Administration Agreement, dated October 9, 1998 (the "Agreement"), between Pioneer Investment Management, Inc and the investment companies listed on Exhibit 1 thereto from time to time; provided, however, that PIM shall only provide the Trust with the legal services listed on Exhibit 3 to such Agreement (and shall not provide Bookkeeping Services to the Trust pursuant to the Agreement) and shall only be reimbursed for the Trust's allocable share of Legal Expenses (as defined in the Agreement).



Dated:  July 22, 2003



PIONEER MUNICIPAL HIGH INCOME TRUST


By: /s/ Dorothy E. Bourassa
    ----------------------------------------------------------
Name: Dorothy E. Bourassa
Title: Assistant Secretary



PIONEER INVESTMENT MANAGEMENT, INC.




By: /s/ Osbert M. Hood
   -----------------------------------------------------------
Name: Osbert M. Hood
Title: President

Pioneer Municipal High Income Advantage Trust (the "Trust") is hereby added as a Fund under the Administration Agreement, dated October 9, 1998 (the "Agreement"), between Pioneer Investment Management, Inc and the investment companies listed on Exhibit 1 thereto from time to time; provided, however, that PIM shall only provide the Trust with the legal services listed on Exhibit 3 to such Agreement (and shall not provide Bookkeeping Services to the Trust pursuant to the Agreement) and shall only be reimbursed for the Trust's allocable share of Legal Expenses (as defined in the Agreement).



Dated: October 1, 2003



PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST





By: /s/ Vincent Nave
Name: Vincent Nave
Title: Treasurer



PIONEER INVESTMENT MANAGEMENT, INC.




By: /s/ Vincent Nave
Name: Vincent Nave
Title: Vice President

Pioneer Tax Advantaged Balanced Trust (the "Trust") is hereby added as a Fund under the Administration Agreement, dated October 9, 1998 (the "Agreement"), between Pioneer Investment Management, Inc and the investment companies listed on Exhibit 1 thereto from time to time; provided, however, that PIM shall only provide the Trust with the legal services listed on Exhibit 3 to such Agreement (and shall not provide Bookkeeping Services to the Trust pursuant to the Agreement) and shall only be reimbursed for the Trust's allocable share of Legal Expenses (as defined in the Agreement).



Dated: January 30, 2004



PIONEER TAX ADVANTAGED BALANCED TRUST





By: /s/ Vincent Nave
Name: Vincent Nave
Title: Treasurer



PIONEER INVESTMENT MANAGEMENT, INC.




By: /s/ Vincent Nave
Name: Vincent Nave
Title: Vice President

                                                    EXHIBIT 2


                           PIONEERING MANAGEMENT CORP.
          Fund Accounting, Administration and Custody Services (FAACS)

                LIST OF SERVICES PROVIDED TO PIONEER MUTUAL FUNDS

         SERVICES LISTED BY FAACS TEAM, OR FUNCTIONAL AREA. PLEASE SEE
                  ATTACHED CHART FOR ORGANIZATIONAL STRUCTURE.

          PERCENTAGES FOLLOWING FAACS TEAM NAMES INDICATE EACH TEAM'S AGGREGATE COMPENSATION AND BENEFITS PERCENTAGE BILLABLE TO THE FUNDS.


FAACS Administration (70%):

   . Provide direction, supervision and administrative support to all FAACS teams
   . Prepare or review and submit all tax reports for Funds
   + Oversee fund distributions for regulatory compliance
   + Assist in planning for new product introductions

Fund Accounting (91%):

   . Maintain all accounting records for Funds
   . Calculate and report daily net asset values per share and yields
   . Recommend income and capital gains distribution rates
   . Prepare funds' financial statements and assist in fund audits
   + Maintain accounting records for institutional portfolios
   + Perform periodic tests to verify each Fund's compliance with its prospectus and applicable regulations

GlobalCustody and Settlements Division (20%):

   . Enter portfolio trades into Fund Accounting records
   . Support corporate actions analyses
   + Validate trade data and communicate them
     to Custodian Banks
   + Act as liaison with Custodian Banks for trade settlements, security position reconciliations and relaying global market updates to Investment Advisor
   + Provide daily cash reporting to portfolio managers
   + Resolve trade disputes with counter-parties

Pricing and Corporate Actions (95%):

   . Ensure accuracy and timeliness of prices supplied by external sources to provide daily valuations of all security positions held by every Fund
   . Validate and communicate corporate/class action information to Fund
     Accounting
   . Present monthly valuation report to Funds' Board of Trustees
   + Provide valuation and corporate actions services for securities held by institutional portfolios, but not by Funds

---------------------

FAACS Systems (51%):

   . Provide systems support to users of fund accounting and portfolio pricing software, and manage relationships with applicable software and hardware vendors
   . Develop and maintain custom applications and systems interfaces for FAACS teams
   . Manage Year 2000 project
   + Provide user support and vendor liaison for trading, compliance and analysis systems
   + Implement and manage systems interfaces with Investment Advisor, Custodian
     Banks and other service providers

Shareholder Reporting and Audit Liaison (82%):

   . Review and complete Funds' financial statements
   . Manage the Fund Audit process to ensure timely completion of shareholder reports
   . Prepare reports related to contract renewals and soft dollar payments for
     Board of Trustees' review
   . Provide financial information to Legal Department for prospectus updates and other regulatory filings
   . Prepare regulatory reports such as N-SAR, Form S and EDGAR filings
   + Provide financial information to Pioneer management and industry trade groups
   + Provide liquidity, commission and soft dollar reporting to Pioneer management

Funds Controller (93%):

   . Manage fund expense payment cycles (e.g., timeliness and accuracy of payments, allocation of costs among portfolios)
   . Coordinate and standardize fund expense accruals and forecasting
   . Provide expense reporting to Fund Accounting, FAACS management and auditors . Compile daily reports of shareholder transactions from all sources (e.g.,
     PSC, PMIL, BFDS, variable annuity agents, 401(k) administrators, third party record keepers) for entry into fund records
   . Provide daily reconciliation of receivable, payable and share accounts between fund records and entities listed above
   . Manage the daily estimating process to minimize "as of" gains and losses to Funds
   . Communicate daily fund prices and yields to PSC, PMIL, etc.
   + Provide fund-related analyses to Pioneer management

--------------------------------------------------------------------------------
       OVERALL WEIGHTED FAACS AVERAGE COMPENSATION AND BENEFITS RATE = 70%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Key:

     . Service provided under the Pioneer Funds Administration Agreement, for which the Investment Advisor is entitled to reimbursement from the Funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     + Service provided to the Funds which would fall within the scope of the Advisory Agreement with the Funds and which is therefore not directly billable to the Funds
--------------------------------------------------------------------------------

                                                   EXHIBIT 3 [updated fall 2001]


              THE INVESTMENT MANAGEMENT USA INC. - LEGAL DEPARTMENT

I.       LIST OF REIMBURSABLE LEGAL SERVICES PROVIDED TO PIONEER MUTUAL FUNDS

Filings under Investment Company Act of 1940 and Securities Act of 1933

         o Prepare and File (via EDGAR) Rule 24f-2 Notices (coordination with Pioneer Fund Accounting and Hale and Dorr LLP as necessary)

         o    SEC Electronic Filing (EDGAR) Responsibilities

                  o Prepare Fund Registration Statements and Related Filings for filing on EDGAR and complete filings
                  o Maintain and develop enhancements to Pioneer's EDGAR systems and procedures, including contingency planning
                  o   Maintain EDGAR related databases and document archives
                  o   Liaison with third party EDGAR agents when necessary
                  o Prepare proxy statements and related materials for filing on EDGAR and complete filings

Blue Sky Administration (State Registration)

         o Principal liaison with Blue Sky vendor (Automated Business Development Corporation)
         o Coordinate SEC filing schedule and fund documentation with Blue Sky vendor
         o Monitor status of state filings with Blue Sky vendor
         o Transfer Agent coordination
         o Review vendor statements and invoices
         o Conduct vendor due diligence, as appropriate
               Hiring oversight
               In-person meetings
               Arthur Andersen audit

Miscellaneous Services

         o Assist Pioneer Fund Accounting in the preparation of Fund Form N-SARs
         o Managing internal participation in prospectus simplification project. Charge Funds only for portion that relates to Funds--this excludes work on behalf of distribution or management companies, including coordination internally.

II.  LIST OF NON-REIMBURSABLE LEGAL SERVICES PROVIDED TO PIONEER MUTUAL FUNDS

Filings under Investment Company Act of 1940 and Securities Act of 1933

         o Maintain Pioneer Mutual Funds SEC Filing Calendar
         o Interact as necessary with the staff of the investment adviser, distribution company and transfer agent to ensure awareness of Fund disclosure requirements
         o Coordinate internal review of Prospectuses and SAIs
         o Coordinate Hale and Dorr LLP review and internal review of Hale and Dorr LLP material
         o Identify business and other situations that trigger requirement to supplement Prospectuses and SAIs

Proxy Statements

         o Assist Hale and Dorr LLP in the preparation of proxy statements
         o Coordinate internal review of proxy statements and related documents
         o Review proxy related materials prepared by the distribution company to ensure compliance with regulatory requirements
         o Review the transfer agent's proxy solicitation efforts to ensure compliance with regulatory requirements
         o Act as liaison between Hale and Dorr LLP and transfer agency staff with respect to the proxy solicitation process

Miscellaneous Services

         o Monitor the preparation of shareholder reports by the distribution company
         o Prepare and File (via EDGAR) Section 16 filings (re: Pioneer Interest Shares)
         o Maintain Officer and Trustee Securities Holdings (Fund and non-Fund related)
         o Code of Ethics Administration (as it relates to Disinterested
           Trustees)

Regulatory Oversight

         o Monitor proposed changes in applicable regulation and inform appropriate Pioneer personnel of the proposals and impact on Funds
         o Act as liaison with Hale and Dorr LLP in the implementation of changes

Special Projects

         o Coordinate implementation of Text Manager (formerly Document Directions software system) for prospectus production
         o Prospectus simplification efforts on behalf of distribution or management companies, including internal coordination
         o Privacy procedures required by Gramm, Leach, Bliley and Regulation
           S-P


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